UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2025

SAFE AND GREEN DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41581	87-1375590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Biscayne Blvd., #1201

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SGD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On March 6, 2025, Safe and Green Development Corporation (the “Company”) entered into a Buyout Agreement (the “Buyout Agreement”) with Properties by Milk & Honey LLC, a Texas limited liability company ("Milk & Honey"), pursuant to which the Company agreed to sell to Milk & Honey the Company’s 60% membership interest (the “Interest”) in Sugar Phase I LLC, a joint venture (the “JV”) established under a Joint Venture Agreement with Milk & Honey, dated July 23, 2024, for a purchase price of $700,415.24, reflecting amounts contributed and costs incurred by the Company in connection with the Sugar Phase I project, to be evidenced by a one-year promissory note (the “Note”) in the principal amount of $700,415.24, bearing interest at 10% per annum.

The Buyout Agreement and Note provide that the Company’s Interest will be transferred to Milk & Honey incrementally as the Note is repaid. The closing under the Buyout Agreement occurred on March 7, 2025. In connection therewith, Milk & Honey prepaid $120,000.00 of the principal amount due under the Note and the Company transferred 10.27% of the Company’s Interest in the JV. The Company currently holds a 49.73% in the JV.

The foregoing description of the Buyout Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Buyout Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1	Buyout Agreement, by and between Safe and Green Development Corporation and Properties by Milk & Honey LLC, dated March 6, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safe and Green Development Corporation
Dated: March 11, 2025
	By:	/s/ Nicolai Brune
	Name:	Nicolai Brune
	Title:	Chief Financial Officer

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